UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 7, 2010

HERCULES OFFSHORE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-51582 (Commission File Number)	56-2542838 (I.R.S. Employer Identification No.)

9 Greenway Plaza, Suite 2200 Houston, Texas (Address of principal executive offices)	77046 (Zip Code)
Registrant’s telephone number, including area code: (713) 350-5100

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On July 6, 2010, Hercules Offshore, Inc. (the “Company”) received notification from Chevron U.S.A., Inc. (the “Customer”) of the revocation of the Customer’s invocation of force majeure for the Hercules 120. On June 23, 2010, the Customer notified the Company of the Customer’s belief that an event of force majeure had occurred for the drilling contract covering the Hercules 120 due to the Customer’s inability to obtain the necessary drilling permits from the Bureau of Ocean Energy Management (“BOEM”). On July 2, 2010, the Customer informed the Company that the BOEM had issued a permit for a well in the drilling program for the Hercules 120, and the rig commenced operations on the evening of July 2, 2010. The Customer will be required to obtain permits for additional wells in the drilling program.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES OFFSHORE, INC.
Date: July 7, 2010	By:	/s/ James W. Noe
James W. Noe
Senior Vice President, General Counsel and Chief Compliance Officer